                        ANNUAL REPORT / OCTOBER 31 2000

                         AIM MID CAP OPPORTUNITIES FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                THE ARTIST'S GARDEN AT VETHEUIL BY CLAUDE MONET

         A BEAUTIFUL GARDEN, SUCH AS THE ONE DEPICTED IN MONET'S CLAS-

        SIC PAINTING, IS USUALLY A PLEASING COMBINATION OF MANY DIFFER-

         ENT FLOWERING PLANTS. SIMILARLY, IN AIM MID CAP OPPORTUNITIES

          FUND, WE SEEK TO OWN THE STOCKS OF A BROAD CROSS-SECTION OF

          RAPIDLY GROWING MID-SIZED COMPANIES IN AN EFFORT TO PRODUCE

                            ATTRACTIVE TOTAL RETURN.

                      -------------------------------------

AIM Mid Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of the stocks of medium-sized companies which management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Opportunities Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o Average annual total returns (including sales charges) for the fund's Class A shares for the period ended 9/30/00 (the most recent calendar quarter-end) are as follows: one year, 48.81%; inception (12/30/98), 70.86%. Total returns since inception (11/12/99) were 31.28% for Class B shares and 35.33% for Class C shares. Because the fund's Class B and Class C shares have been offered for less than a year, total returns provided are cumulative figures that have not been annualized.
o   Effective 3/21/00, the fund was closed to new investors.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns are attributable to its investment in IPOs, which had a magnified impact when its asset base was relatively small. With a larger asset base, there is no guarantee that the fund will continue to experience substantially similar performance by investing in IPOs.
o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o The unmanaged Standard & Poor's MidCap 400 Index (the S&P 400) represents the performance of mid-capitalization stocks.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                         AIM MID CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
   [PHOTO OF        I feel privileged to succeed Ted Bauer, who recently retired
   Robert H.        from the funds' board and will soon retire as A I M
    Graham,         Management Group's chairman after a long, successful career
  Chairman of       in the investment industry. Ted has always shown the highest
  the Board of      degree of integrity and commitment to excellence, and I have
   THE FUND         always admired him. I'm also proud to be part of the team
 APPEARS HERE]      that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------

                                   THE CURRENT

                                   ENVIRONMENT

                              ILLUSTRATES THE VALUE

                                 OF PROFESSIONAL

                                MONEY MANAGEMENT.

                               KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                  EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------

                         AIM MID CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND PERFORMS WELL IN DIFFICULT MARKET ENVIRONMENT


HOW DID AIM MID CAP OPPORTUNITIES FUND PERFORM THIS YEAR?
During the fiscal year ended October 31, 2000, the 12 months ended shares returned 42.72% at net asset value (excluding sales charges). This compares favorably with its benchmark, the S&P 400, which returned 31.65% for the same period, as well as with the Lipper Mid-Cap Growth Fund Index, which returned 34.54%.

    Class B and Class C shares began sales on November 12, 1999, so their performance period through October 31, 2000 is just under a year. During that period, both classes posted cumulative total returns of 29.65%, excluding sales charges.

    The fund's performance includes gains made during late 1999 and early 2000, when markets were more exuberant. Later in the year, performance was affected by the sell-off in the technology sector and other market difficulties. At the end of the reporting period, the fund's net assets stood at $631.3 million. The fund was closed to new investors on March 21, 2000.

WHAT WERE THE KEY TRENDS IN THE STOCK MARKET?
A strong market rally in the first half of the year was followed by a choppy, downward-trending market in the second half.
    Technology stocks led the market surge in late 1999 and early 2000 as the Dow set a record in January. The tech-laden Nasdaq continued to soar to record levels well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. The stocks of Internet companies with no earnings were particularly hard hit. Investors were also concerned that the Federal Reserve Board (the Fed) might continue raising interest rates to contain inflation by slowing torrid economic growth. Interest-rate concerns prompted a rush of selling that affected nearly every sector and caused markets to be extremely volatile.
    After raising interest rates in May, the Fed ceased its monetary tightening policy for the remainder of the fiscal year. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. However, in late summer and early fall, rising oil prices, unrest in the Middle East and (perhaps most importantly) concern about corporate earnings converged to produce another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro cut into profit margins.
    Because of strong performance during the first half of the fiscal year, most market indexes recorded gains for that period, but by the close of the fiscal year, the major market indexes such as the S&P 500 and the Nasdaq were below the peak levels they had reached in the spring.

HOW DID THE FUND MANEUVER TO ACHIEVE GOOD RESULTS?
We attribute the fund's excellent performance to careful stock selection. Our bottom-up securities analysis and our focus on income statements led us to viable companies with solid earnings and strong business models. By following this strategy, we generally avoided stocks that lost value because of disappointing earnings.
    Also, the fund can employ alternative investment strategies such as short-selling and leveraging. Short-selling means selling borrowed securities (called short positions) in anticipation of a decline in price in order to buy them back at the lower price. Securities bought and held for capital appreciation are called long positions. Leveraging means borrowing money to buy securities. We believe that a mixed portfolio of long and short positions can potentially protect the fund during market downturns while allowing it to take advantage of market rallies. Both the long and the short positions contributed to the fund's solid risk-adjusted returns this year.

HOW WAS THE FUND POSITIONED AT THE END OF THE YEAR?
As of October 31, 2000, the fund had 134 long positions. Technology stocks made up more than 42% of the portfolio. Within the tech sector, the focus was on optical networking and data-storage equipment

                     -------------------------------------

                        THE FUND'S PERFORMANCE INCLUDES

                          GAINS MADE DURING LATE 1999

                          AND EARLY 2000, WHEN MARKETS

                              WERE MORE EXUBERANT.

                     -------------------------------------

                     -------------------------------------

                            READ THIS REPORT ONLINE!

     Early in 2001, a new service will be available--electronic delivery of fund reports and prospectuses. Soon, you can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.

       Please visit our Web site at www.aimfunds.com and go to "Your AIM

       Account." Log into your account and then click on the "View Other

             Account Options" dropdown menu and select "eDelivery."

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM MID CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

[ART WORK]

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

==================================================================================================================================
TOP 10 LONG HOLDINGS                         TOP 10 INDUSTRIES                            TOP 10 SHORT POSITIONS
----------------------------------------------------------------------------------------------------------------------------------
 1. Medicis Pharmaceutical Corp. -            1. Computers (Software & Services)   11.77%  1. Adobe Systems, Inc.            1.03%
     Class A                          2.27%
 2. Comverse Technology, Inc.         2.06    2. Oil & Gas (Drilling & Equipment)   9.64   2. Symbol Technologies, Inc.      0.90
 3. Bed Bath & Beyond Inc.            1.92    3. Electronics (Semiconductors)       7.12   3. Administaff, Inc.              0.84
 4. Health Management Associates,             4. Communications Equipment           6.88   4. Fastenal Co.                   0.84
     Inc. - Class A                   1.76
 5. Sanmina Corp.                     1.63    5. Electronics (Instrumentation)      4.48   5. Home Depot, Inc. (The)         0.84
 6. Research In Motion Ltd. (Canada)  1.58    6. Retail (Specialty)                 4.21   6. eBay, Inc.                     0.82
 7. Newport Corp.                     1.58    7. Retail (Specialty - Apparel)       3.71   7. Amazon.com, Inc.               0.80
 8. Nasdaq 100 Index Tracking Stock   1.53    8. Broadcasting (TV, Radio & Cable)   3.26   8. King Pharmaceuticals, Inc.     0.78
 9. SanDisk Corp.                     1.53    9. Electrical Equipment               3.15   9. Corvis Corp.                   0.72
10. Methode Electronics, Inc. -              10. Health Care (Drugs - Generic             10. Coca-Cola Co. (The)            0.72
     Class A                          1.52        & Other)                          2.95

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

companies, as well as firms providing products and services that facilitate business-to-business networking structures. Energy stocks (which got a boost from rising oil prices) made up nearly 20% of the portfolio, while the stocks of financial companies made up 13%. The fund closed the fiscal year holding lower positions than its benchmark in health care and utilities and a higher position in energy, based on our bottom-up analysis of potential earnings growth.

WHAT WERE SOME OF THE FUND'S LEADING TECH STOCKS?
o Comverse designs, manufactures and supports computer and telecommunication systems and software for multimedia communications and information-processing applications.
o Sanmina provides custom integrated electronic manufacturing services to original equipment manufacturers.
o Research In Motion designs and produces wireless solutions for the mobile-communications market.
o Newport is a global supplier of high-precision components, instruments, micropositioning and measurement products and systems to the high-tech market.
o SanDisk designs, manufactures and markets flash memory data-storage products for industrial, communications, highly portable computing and consumer electronics.
o Methode Electronics manufactures component devices worldwide for manufacturers of information-processing and networking equipment, voice and data communication systems, consumer electronics, automobiles, aerospace vehicles and industrial equipment.

WHAT WERE A FEW OF ITS HOLDINGS OUTSIDE THE TECH SECTOR?
o Medicis is an independent pharmaceutical company that offers prescription and over-the-counter products to treat a number of dermatological conditions.
o Bed Bath & Beyond is a nationwide chain of superstores selling high-quality domestic merchandise and home furnishings.
o Health Management Associates provides general acute health services in non-urban locations through 32 general hospitals and four psychiatric hospitals.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
At the close of the reporting period, the economic climate appeared favorable for stocks despite often extreme market volatility. The nation's unemployment rate was at its lowest level in three decades. Consumer spending, slow for much of the second half of the fiscal year, picked up again in September. And except for higher oil prices, inflation was moderate. Interest rates had stabilized as the Fed had taken a respite from its monetary tightening policy.
    Corporate profits, while declining, were still impressive for many companies, particularly medium-sized and smaller firms. However, because of a degree of uncertainty surrounding near-term economic, political and foreign trends and developments, markets may continue to be volatile.

                     -------------------------------------

                             SINCE OUR LAST REPORT

      to you, AIM Mid Cap Opportunities Fund's fiscal year-end was changed from July 31 to October 31. This change was made to better manage distribution requirements in light of current excise tax rules. You will receive an annual report dated October 31 and a semiannual report dated April 30 each year.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM MID CAP OPPORTUNITIES FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM MID CAP OPPORTUNITIES FUND VS. BENCHMARK INDEXES

12/30/98-10/31/00
in thousands
================================================================================
                      AIM Midcap           Lipper
                  Opportunities Fund,  Mid-Cap Growth             S&P
                     Class A Shares       Fund Index            400 Index
--------------------------------------------------------------------------------
12/30/98                 $9,452            $10,000              $10,000
1/99                     10,312             10,496                9,611
4/99                     12,477             10,797               10,100
7/99                     14,914             11,459               10,460
10/99                    17,031             12,771               10,289
1/00                     21,233             17,074               11,149
4/00                     25,217             17,231               12,476
7/00                     24,694             17,367               12,699
10/00                    24,309             17,183               13,545

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

This chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 12/30/98-10/31/00. (The data for the indexes are for the period 12/31/98-10/31/00.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P MidCap 400 Index is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the Lipper Mid-Cap Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/30/98)                       62.24%
  1 Year                                     34.87*
  *42.72%, excluding sales charges

CLASS B SHARES (cumulative total return)
  Inception (11/12/99)                       24.65%*
  *29.65%, excluding CDSC

CLASS C SHARES (cumulative total return)
  Inception (11/12/99)                       28.65%*
  *29.65%, excluding CDSC
================================================================================

YOUR FUND'S TOTAL RETURN INCLUDES SALES CHARGES, EXPENSES AND MANAGEMENT FEES. THE PERFORMANCE OF THE FUND'S CLASS B AND CLASS C SHARES WILL DIFFER FROM THAT OF ITS CLASS A SHARES DUE TO DIFFERENT SALES-CHARGE STRUCTURE AND CLASS EXPENSES. FOR FUND PERFORMANCE CALCULATIONS AND DESCRIPTIONS OF THE INDEXES CITED ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.

                         AIM MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS & OTHER
  EQUITY INTERESTS-84.40%

BIOTECHNOLOGY-2.67%

Affymetrix, Inc.                        115,000   $  6,368,125
--------------------------------------------------------------
Celera Genomics(a)                       82,900      5,595,750
--------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)      67,200      4,876,200
==============================================================
                                                    16,840,075
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-3.26%

Hispanic Broadcasting Corp.(a)          225,000      7,031,250
--------------------------------------------------------------
Pegasus Communications Corp.(a)         182,700      6,497,269
--------------------------------------------------------------
Univision Communications Inc.-Class
  A(a)                                  152,600      5,836,950
--------------------------------------------------------------
Westwood One, Inc.(a)                    63,100      1,194,956
==============================================================
                                                    20,560,425
==============================================================

COMMUNICATIONS EQUIPMENT-5.62%

Acterna Corp.(a)                        135,900      2,174,400
--------------------------------------------------------------
ADC Telecommunications, Inc.(a)         191,500      4,093,312
--------------------------------------------------------------
Andrew Corp.(a)                         247,100      6,501,819
--------------------------------------------------------------
Comverse Technology, Inc.(a)            116,400     13,007,700
--------------------------------------------------------------
Polycom, Inc.(a)                        120,100      7,806,500
--------------------------------------------------------------
Tollgrade Communications, Inc.(a)        19,900      1,905,425
==============================================================
                                                    35,489,156
==============================================================

COMPUTERS (NETWORKING)-0.61%

Tellium, Inc.-Series E, Conv.
  Pfd.(a)(b)                            129,001      3,870,030
==============================================================

COMPUTERS (PERIPHERALS)-1.53%

SanDisk Corp.(a)                        180,000      9,672,187
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-11.77%

Advanced Fibre Communications, Inc.(a)  153,200      4,988,575
--------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                       59,400      9,407,475
--------------------------------------------------------------
HomeStore.com, Inc.(a)                  146,500      4,981,000
--------------------------------------------------------------
Interwoven, Inc.(a)                      66,600      6,709,950
--------------------------------------------------------------
Macrovision Corp.(a)                    131,100      9,553,912
--------------------------------------------------------------
Mercury Interactive Corp.(a)             79,800      8,857,800
--------------------------------------------------------------
Orbotech, Ltd. (Israel)(a)               95,550      5,058,178
--------------------------------------------------------------
Portal Software, Inc.(a)                125,000      4,398,437
--------------------------------------------------------------
Quest Software, Inc.(a)                 150,000      6,553,125
--------------------------------------------------------------
Rational Software Corp.(a)              143,200      8,547,250
--------------------------------------------------------------
webMethods, Inc.(a)                      25,000      2,221,875
--------------------------------------------------------------
Websense, Inc.(a)                       169,700      3,054,600
==============================================================
                                                    74,332,177
==============================================================

CONSUMER FINANCE-1.06%

Capital One Financial Corp.             105,900      6,684,937
==============================================================

                                                     MARKET
                                       SHARES        VALUE
ELECTRICAL EQUIPMENT-3.15%

Cree, Inc.(a)                            46,900   $  4,654,825
--------------------------------------------------------------
Sanmina Corp.(a)                         89,900     10,276,694
--------------------------------------------------------------
Veeco Instruments Inc.(a)                75,000      4,965,234
==============================================================
                                                    19,896,753
==============================================================

ELECTRONICS (INSTRUMENTATION)-4.48%

Methode Electronics, Inc.-Class A       254,700      9,583,087
--------------------------------------------------------------
Newport Corp.                            87,500      9,992,773
--------------------------------------------------------------
PerkinElmer, Inc.                        72,900      8,711,550
==============================================================
                                                    28,287,410
==============================================================

ELECTRONICS (SEMICONDUCTORS)-7.12%

Elantec Semiconductor, Inc.(a)           39,500      4,394,375
--------------------------------------------------------------
Exar Corp.(a)                           177,200      7,918,625
--------------------------------------------------------------
Integrated Device Technology, Inc.(a)    81,500      4,589,469
--------------------------------------------------------------
Microchip Technology Inc.(a)            145,425      4,599,066
--------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)      124,900      5,011,613
--------------------------------------------------------------
Semtech Corp.(a)                        143,200      4,618,200
--------------------------------------------------------------
TranSwitch Corp.(a)                      89,200      5,151,300
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)          124,000      8,672,250
==============================================================
                                                    44,954,898
==============================================================

FINANCIAL (DIVERSIFIED)-1.36%

SEI Investments Co.                      94,400      8,566,800
==============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-2.95%

Forest Laboratories, Inc.(a)             32,100      4,253,250
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                  194,800     14,342,150
==============================================================
                                                    18,595,400
==============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-1.76%

Health Management Associates,
  Inc.-Class A(a)                       561,700     11,128,681
==============================================================

HEALTH CARE (MANAGED CARE)-0.69%

Caremark Rx, Inc.(a)                    350,000      4,375,000
==============================================================

HEALTH CARE (SPECIALIZED SERVICES)-0.61%

Laboratory Corp. of America
  Holdings(a)                            28,600      3,857,425
==============================================================

INSURANCE (MULTI-LINE)-1.20%

ACE Ltd. (Bermuda)                      193,300      7,587,025
==============================================================

INSURANCE BROKERS-0.59%

Aon Corp.                                89,500      3,708,656
==============================================================

INVESTMENT BANKING/BROKERAGE-2.29%

Edwards (A.G.), Inc.                     70,000      3,552,500
--------------------------------------------------------------
Legg Mason, Inc.                         85,800      4,456,238
--------------------------------------------------------------
Lehman Brothers Holdings Inc.           100,000      6,450,000
==============================================================
                                                    14,458,738
==============================================================

                                                               MARKET
                                       SHARES                  VALUE
INVESTMENT MANAGEMENT-0.85%

Federated Investors, Inc.-Class B        29,700             $    865,013
------------------------------------------------------------------------
Stilwell Financial, Inc.                100,000                4,481,250
========================================================================
                                                               5,346,263
========================================================================

INVESTMENTS-1.53%

Nasdaq 100 Shares(a)(c)                 117,800                9,644,875
========================================================================

LEISURE TIME (PRODUCTS)-1.29%

Harley-Davidson, Inc.                   169,000                8,143,688
========================================================================

MANUFACTURING (SPECIALIZED)-0.43%

Millipore Corp.                          51,600                2,709,000
========================================================================

OIL & GAS (DRILLING & EQUIPMENT)-9.64%

BJ Services Co.(a)                       37,400                1,961,163
------------------------------------------------------------------------
Cal Dive International, Inc.(a)          68,000                3,383,000
------------------------------------------------------------------------
Chiles Offshore, Inc.(a)                161,000                2,576,000
------------------------------------------------------------------------
Cooper Cameron Corp.(a)                  64,600                3,520,700
------------------------------------------------------------------------
ENSCO International Inc.                137,100                4,558,575
------------------------------------------------------------------------
Grant Prideco, Inc.(a)                  256,000                4,752,000
------------------------------------------------------------------------
Nabors Industries, Inc.(a)              143,200                7,288,880
------------------------------------------------------------------------
National-Oilwell, Inc.(a)               256,000                7,488,000
------------------------------------------------------------------------
Patterson Energy, Inc.(a)               216,200                6,080,625
------------------------------------------------------------------------
Rowan Cos., Inc.(a)                     169,200                4,261,725
------------------------------------------------------------------------
Smith International, Inc.(a)             71,500                5,040,750
------------------------------------------------------------------------
Transocean Sedco Forex Inc.             104,400                5,533,200
------------------------------------------------------------------------
Weatherford International, Inc.(a)      120,000                4,380,000
========================================================================
                                                              60,824,618
========================================================================

OIL & GAS (EXPLORATION & PRODUCTION)-2.23%

Anadarko Petroleum Corp.                 92,800                5,943,840
------------------------------------------------------------------------
Kerr-McGee Corp.                        125,000                8,164,063
========================================================================
                                                              14,107,903
========================================================================

OIL & GAS (REFINING & MARKETING)-0.67%

Valero Energy Corp.-$1.94 Conv. Pfd     150,000                4,200,000
========================================================================

RETAIL (DISCOUNTERS)-0.95%

Dollar Tree Stores, Inc.(a)             154,000                6,025,250
========================================================================

RETAIL (SPECIALTY)-4.21%

Bed Bath & Beyond Inc.(a)               469,800               12,126,713
------------------------------------------------------------------------
Linens 'n Things, Inc.(a)               237,800                7,312,350
------------------------------------------------------------------------
Tiffany & Co.                           166,500                7,107,469
========================================================================
                                                              26,546,532
========================================================================

RETAIL (SPECIALTY-APPAREL)-3.71%

American Eagle Outfitters, Inc.(a)      147,500                5,079,531
------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)               115,800                3,474,000
------------------------------------------------------------------------
Intimate Brands, Inc.                   240,000                5,730,000
------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)          112,600                3,293,550
------------------------------------------------------------------------

                                                               MARKET
                                       SHARES                  VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Talbots, Inc. (The)                      74,100             $  5,858,531
========================================================================
                                                              23,435,612
========================================================================

SERVICES (ADVERTISING/MARKETING)-1.14%

Lamar Advertising Co.(a)                150,000                7,200,000
========================================================================

SERVICES (DATA PROCESSING)-0.82%

Fiserv, Inc.(a)                          99,100                5,196,556
========================================================================

SHIPPING-1.66%

Frontline Ltd. (Norway)(a)              437,000                7,206,480
------------------------------------------------------------------------
Frontline Ltd.-ADR (Norway)(a)           13,000                  208,812
------------------------------------------------------------------------
Teekay Shipping Corp. (Bahamas)          81,200                3,034,850
========================================================================
                                                              10,450,142
========================================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.55%

Crown Castle International Corp.(a)     201,000                6,092,813
------------------------------------------------------------------------
Research in Motion Ltd. (Canada)(a)     100,000               10,000,000
========================================================================
                                                              16,092,813
========================================================================
    Total Domestic Common Stocks &
      Other Equity Interests (Cost
      $478,558,361)                                          532,789,025
========================================================================

                                     PRINCIPAL
                                       AMOUNT
CONVERTIBLE NOTES-1.26%

COMMUNICATIONS EQUIPMENT-1.26%

Cyras Systems, Inc., Conv. Sub.
  Notes, 4.50%, 08/15/05 (Acquired
  08/15/00; Cost $2,500,000)(b)      $2,500,000                2,900,000
------------------------------------------------------------------------
Kestrel Solutions, Conv. Sub.
  Notes, 5.50%, 07/15/05 (Acquired
  07/20/00-10/10/00; Cost
  $4,762,500)(b)                      4,750,000                5,035,000
========================================================================
    Total Convertible Notes (Cost
      $7,262,500)                                              7,935,000
========================================================================

                          NUMBER
                            OF       EXERCISE   EXPIRATION
                         CONTRACTS    PRICE        DATE
OPTIONS PURCHASED-2.78%

CALLS-0.82%

AMEX Biotechnology
  Index (Biotechnology)      220       $600       Jan-01       3,693,250
------------------------------------------------------------------------
Philadelphia Oil
  Service Sector Index
  (Oil & Gas-Exploration
  & Production)            1,978        125       Dec-00       1,087,900
------------------------------------------------------------------------
Read-Rite Corp.
  (Computers-Peripherals)  7,500         15       Jan-01         375,000
========================================================================
                                                               5,156,150
========================================================================

PUTS-1.96%

Mylan Laboratories,
  Inc. (Health
  Care-Drugs-Generic &
  Other)                   3,000         30       Nov-00         787,500
------------------------------------------------------------------------
Nasdaq 100 Index
  (Investments)               80        310       Dec-00       1,239,000
------------------------------------------------------------------------

                          NUMBER
                            OF       EXERCISE   EXPIRATION
                         CONTRACTS    PRICE        DATE      MARKET VALUE
PUTS-(CONTINUED)

Nasdaq 100 Index
  (Investments)              280       $302       Dec-00     $  3,633,000
-------------------------------------------------------------------------
Russell 2000 Index
  (Investments)            1,717        460       Dec-00        1,545,300
-------------------------------------------------------------------------
Russell 2000 Index
  (Investments)            2,585        480       Dec-00        3,554,375
-------------------------------------------------------------------------
S&P 500 Index
  (Investments)              590        135       Nov-00          339,250
-------------------------------------------------------------------------
S&P 500 Index
  (Investments)              420        137       Nov-00          393,750
-------------------------------------------------------------------------
S&P 500 Index
  (Investments)            1,010        130       Dec-00          883,750
=========================================================================
                                                               12,375,925
=========================================================================
    Total Options Purchased
      (Cost $30,740,520)                                       17,532,075
=========================================================================

                                       SHARES
MONEY MARKET FUNDS-10.49%

STIC Liquid Assets Portfolio(d)      33,131,432                33,131,432
-------------------------------------------------------------------------
STIC Prime Portfolio(d)              33,131,432                33,131,432
=========================================================================
    Total Money Market Funds (Cost
      $66,262,864)                                             66,262,864
=========================================================================
TOTAL INVESTMENTS-98.93% (Cost
  $582,824,245)                                               624,518,964
=========================================================================
OTHER ASSETS LESS LIABILITIES-1.07%                             6,749,106
=========================================================================
NET ASSETS-100.00%                                           $631,268,070
_________________________________________________________________________
=========================================================================

                                       SHARES
                                        SOLD        MARKET
                                        SHORT       VALUE
SECURITIES SOLD SHORT(e)

Administaff, Inc.                      150,000   $  5,325,000
-------------------------------------------------------------
Adobe Systems Inc.                      85,400      6,495,737
-------------------------------------------------------------
Advanced Micro Devices, Inc.            78,100      1,767,013
-------------------------------------------------------------
Allergan, Inc.                          40,900      3,438,156
-------------------------------------------------------------
Amazon.com, Inc.                       138,000      5,054,250
-------------------------------------------------------------
Andrx Group                             46,000      3,312,000
-------------------------------------------------------------
Autodesk, Inc.                         103,000      2,272,438
-------------------------------------------------------------
BroadVision, Inc.                      125,500      3,733,625
-------------------------------------------------------------
California Pizza Kitchen, Inc.         100,000      3,500,000
-------------------------------------------------------------

                                       SHARES
                                        SOLD        MARKET
                                        SHORT       VALUE
SECURITIES SOLD SHORT(e)-(CONTINUED)

Clear Channel Communications, Inc.      60,700   $  3,645,794
-------------------------------------------------------------
Coca-Cola Co. (The)                     75,000      4,528,125
-------------------------------------------------------------
CompuCredit Corp.                       63,000      1,945,125
-------------------------------------------------------------
Computer Sciences Corp.                 33,000      2,079,000
-------------------------------------------------------------
Corvis Corp.                            69,100      4,534,688
-------------------------------------------------------------
Costco Wholesale Corp.                 100,000      3,662,500
-------------------------------------------------------------
Cytyc Corp.                             39,500      2,345,313
-------------------------------------------------------------
eBay Inc.                              100,000      5,150,000
-------------------------------------------------------------
Exodus Communications                   81,900      2,748,769
-------------------------------------------------------------
Fastenal Co.                            92,000      5,284,250
-------------------------------------------------------------
First Tennessee National Corp.          91,300      2,099,900
-------------------------------------------------------------
Fluor Corp.                             80,000      2,800,000
-------------------------------------------------------------
Guidant Corp.                           47,900      2,535,706
-------------------------------------------------------------
Home Depot, Inc. (The)                 122,800      5,280,400
-------------------------------------------------------------
King Pharmaceuticals, Inc.             110,100      4,933,856
-------------------------------------------------------------
MGM Mirage Inc.                         50,000      1,728,125
-------------------------------------------------------------
Network Appliance, Inc.                 20,400      2,427,600
-------------------------------------------------------------
NIKE, Inc.-Class B                      86,800      3,466,575
-------------------------------------------------------------
Nortel Networks Corp. (Canada)          50,000      2,275,000
-------------------------------------------------------------
NVIDIA Corp.                            50,000      3,107,031
-------------------------------------------------------------
Outback Steakhouse, Inc.               125,000      3,562,500
-------------------------------------------------------------
PolyMedica Corp.                        41,300      2,374,750
-------------------------------------------------------------
QLT Inc. (Canada)                       62,000      3,083,531
-------------------------------------------------------------
SCI Systems, Inc.                       76,400      3,285,200
-------------------------------------------------------------
Scient Corp.                             7,300        131,400
-------------------------------------------------------------
724 Solutions Inc. (Canada)             95,000      2,582,812
-------------------------------------------------------------
Sigma-Aldrich Corp.                    100,000      3,575,000
-------------------------------------------------------------
Silicon Storage Technology, Inc.        92,800      2,111,200
-------------------------------------------------------------
Solectron Corp.                         65,000      2,860,000
-------------------------------------------------------------
Stryker Corp.                           75,000      3,534,375
-------------------------------------------------------------
Symbol Technologies, Inc.              125,000      5,679,687
-------------------------------------------------------------
United Rentals, Inc.                    95,900      2,061,850
-------------------------------------------------------------
WatchGuard Technologies, Inc.           66,800      3,340,000
-------------------------------------------------------------
Whole Foods Market, Inc.                65,000      3,006,250
=============================================================
Total Securities Sold Short                      $142,664,531
_____________________________________________________________
=============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Ctfs. - Certificates
Pfd.  - Preferred
Sub.  - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/00 was $11,805,030, which represented 1.87% of the Fund's net assets.
(c) A portion of this security is subject to call options written. See Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) Collateral on short sales was segregated by the Fund in the amount of $162,309,269 which represents 113.77% of the market value of securities sold short.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost $582,824,245)        $624,518,964
--------------------------------------------------------------------
Cash                                                      14,709,468
--------------------------------------------------------------------
Receivables for:
  Investments sold                                        10,552,338
--------------------------------------------------------------------
  Fund shares sold                                           681,631
--------------------------------------------------------------------
  Dividends and interest                                     439,508
--------------------------------------------------------------------
  Options sold                                             5,545,315
--------------------------------------------------------------------
  Investments sold short                                 135,970,848
--------------------------------------------------------------------
  Short stock rebates                                        689,671
--------------------------------------------------------------------
Investment for deferred compensation plan                     10,197
--------------------------------------------------------------------
Other assets                                                  97,692
====================================================================
    Total assets                                        $793,215,632
====================================================================

LIABILITIES:

Payables for:
  Investments purchased                                    8,916,989
--------------------------------------------------------------------
  Fund shares reacquired                                     964,566
--------------------------------------------------------------------
  Short positions                                          2,266,621
--------------------------------------------------------------------
  Short stock account interest & dividends                     3,985
--------------------------------------------------------------------
  Options written (premiums received $4,596,896)           5,778,925
--------------------------------------------------------------------
  Deferred compensation plan                                  10,197
--------------------------------------------------------------------
Market value of securities sold short (proceeds from
  short sales $135,970,848)                              142,664,531
--------------------------------------------------------------------
Accrued advisory fees                                        811,447
--------------------------------------------------------------------
Accrued administrative services fees                          10,539
--------------------------------------------------------------------
Accrued distribution fees                                    373,680
--------------------------------------------------------------------
Accrued trustees' fees                                           574
--------------------------------------------------------------------
Accrued transfer agent fees                                   56,520
--------------------------------------------------------------------
Accrued operating expenses                                    88,988
====================================================================
    Total liabilities                                    161,947,562
====================================================================
Net assets applicable to shares outstanding             $631,268,070
____________________________________________________________________
====================================================================

NET ASSETS:

Class A                                                 $309,391,278
____________________________________________________________________
====================================================================
Class B                                                 $225,059,947
____________________________________________________________________
====================================================================
Class C                                                 $ 96,816,845
____________________________________________________________________
====================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                   13,354,351
____________________________________________________________________
====================================================================
Class B                                                    9,776,531
____________________________________________________________________
====================================================================
Class C                                                    4,205,594
____________________________________________________________________
====================================================================
Class A:
  Net asset value and redemption price per share        $      23.17
--------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.17 divided by 94.50%)       $      24.52
____________________________________________________________________
====================================================================
Class B:
  Net asset value and offering price per share          $      23.02
____________________________________________________________________
====================================================================
Class C:
  Net asset value and offering price per share          $      23.02
____________________________________________________________________
====================================================================

STATEMENT OF OPERATIONS

                                    THREE MONTHS
                                       ENDED        YEAR ENDED
                                    OCTOBER 31,      JULY 31,
                                        2000           2000
                                    ------------   ------------
INVESTMENT INCOME:

Short stock rebate                  $ 2,063,309    $  2,762,008
---------------------------------------------------------------
Dividends from affiliated money
  market funds                          497,631       1,454,901
---------------------------------------------------------------
Dividends                               343,144         534,381
---------------------------------------------------------------
Interest                                402,550         527,559
===============================================================
    Total investment income           3,306,634       5,278,849
===============================================================

EXPENSES:

Advisory fees                         2,520,560       5,153,525
---------------------------------------------------------------
Administrative services fees             31,505          86,581
---------------------------------------------------------------
Custodian fees                           27,380          67,327
---------------------------------------------------------------
Distribution fees -- Class A            286,379         596,038
---------------------------------------------------------------
Distribution fees -- Class B            608,018       1,287,873
---------------------------------------------------------------
Distribution fees -- Class C            253,527         485,856
---------------------------------------------------------------
Interest                                129,210         576,971
---------------------------------------------------------------
Transfer agent fees -- Class A           63,463         178,964
---------------------------------------------------------------
Transfer agent fees -- Class B           46,367         175,188
---------------------------------------------------------------
Transfer agent fees -- Class C           19,334          66,085
---------------------------------------------------------------
Trustees' fees                            1,954           7,449
---------------------------------------------------------------
Dividends on short sales                 92,936         297,343
---------------------------------------------------------------
Other                                   109,407         568,905
===============================================================
    Total expenses                    4,190,040       9,548,105
===============================================================
Less: Fees waived                       (81,823)       (123,065)
---------------------------------------------------------------
    Expenses paid indirectly            (19,390)        (27,311)
===============================================================
    Net expenses                      4,088,827       9,397,729
===============================================================
Net investment income (loss)           (782,193)     (4,118,880)
===============================================================

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENT SECURITIES,
  SECURITIES SOLD SHORT, FUTURES
  CONTRACTS AND OPTION CONTRACTS

Net realized gain (loss) from:
  Investment securities             (23,090,611)    (59,472,683)
---------------------------------------------------------------
  Foreign currency contracts             25,492              --
---------------------------------------------------------------
  Futures contracts                     682,577        (608,808)
---------------------------------------------------------------
  Option contracts written            3,953,948      15,389,246
---------------------------------------------------------------
  Securities sold short              15,358,296       8,185,246
===============================================================
                                     (3,070,298)    (36,506,999)
===============================================================
Change in net unrealized
  appreciation (depreciation) of:
  Investment securities               4,358,506      36,515,950
---------------------------------------------------------------
  Option contracts written           (2,439,784)      1,261,674
---------------------------------------------------------------
  Securities sold short              (9,264,465)      2,568,948
===============================================================
                                     (7,345,743)     40,346,572
===============================================================
Net gain (loss) from investment
  securities, securities sold
  short, futures contracts and
  option contracts                  (10,416,041)      3,839,573
===============================================================
Net increase (decrease) in net
  assets resulting from operations  $(11,198,234)  $   (279,307)
_______________________________________________________________
===============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             DECEMBER 30,
                                                                                              1998 (DATE
                                                                                              OPERATIONS
                                                              THREE MONTHS                    COMMENCED)
                                                                 ENDED        YEAR ENDED       THROUGH
                                                              OCTOBER 31,      JULY 31,        JULY 31,
                                                                  2000           2000            1999
                                                              ------------   ------------    -----------
OPERATIONS:

  Net investment income (loss)                                $  (782,193)   $ (4,118,880)    $  (12,670)
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    securities sold short, futures contracts and option
    contracts                                                  (3,070,298)    (36,506,999)       454,839
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, securities sold short and option
    contracts                                                  (7,345,743)     40,346,572        818,178
========================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                              (11,198,234)       (279,307)     1,260,347
========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                              --         (50,980)            --
--------------------------------------------------------------------------------------------------------
  Class B                                                              --         (21,216)            --
--------------------------------------------------------------------------------------------------------
  Class C                                                              --          (6,678)            --
--------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                              --        (685,956)            --
--------------------------------------------------------------------------------------------------------
  Class B                                                              --          (9,194)            --
--------------------------------------------------------------------------------------------------------
  Class C                                                              --          (2,917)            --
--------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                     (21,186,960)    329,734,266      3,529,528
--------------------------------------------------------------------------------------------------------
  Class B                                                     (26,844,008)    255,671,637             --
--------------------------------------------------------------------------------------------------------
  Class C                                                      (1,596,885)    102,954,627             --
========================================================================================================
    Net increase (decrease) in net assets                     (60,826,087)    687,304,282      4,789,875
========================================================================================================

NET ASSETS:

  Beginning of period                                         692,094,157       4,789,875             --
========================================================================================================
  End of period                                              $631,268,070    $692,094,157     $4,789,875
________________________________________________________________________________________________________
========================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                              $637,331,518    $687,714,752     $3,529,528
--------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (32,785)        (31,466)            --
--------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, securities sold short, futures contracts and
    option contracts                                          (39,849,670)    (36,753,879)       442,169
--------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    securities sold short and option contracts                 33,819,007      41,164,750        818,178
========================================================================================================
                                                             $631,268,070    $692,094,157     $4,789,875
________________________________________________________________________________________________________
========================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Board of Trustees of the Trust approved a change in the Fund's fiscal year-end from July 31 to October 31. As a result, this report includes financial information for the period ended October 31, 2000 (three months) and the year ended July 31, 2000. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. The Fund is closed to new investors as of March 21, 2000. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $780,874, undistributed net realized gains were decreased by $25,493 and paid in capital was decreased by $755,381 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $43,384,856 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.
     The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.
F. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.
G. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
     An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the

12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P MidCap 400 Index, or
(ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P MidCap 400 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the three-month period ended October 31, 2000 and the year ended July 31, 2000, AIM was paid $31,505 and $86,581, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the three-month period ended October 31, 2000 and the year ended July 31, 2000, AFS was paid $105,564 and $176,151, respectively, for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. Upon the Fund closing to new investors AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution fees. For the three-month period ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $204,556, $608,018 and $253,533, respectively, as compensation under the Plans. For the year ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $472,973, $1,287,873 and $485,856, respectively, as compensation under the Plans. During the three-month period ended October 31, 2000 and the year ended July 31, 2000, AIM Distributors waived fees of $81,823 and $123,065, respectively, for Class A shares.
  AIM Distributors received commissions of $15,990 and $894,229, respectively, from sales of the Class A shares of the Fund during the three-month period ended October 31, 2000 and the year ended July 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the three-month period ended October 31, 2000 and the year ended July 31, 2000, AIM Distributors received $18,349 and $28,018, respectively, in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the three-month period ended October 31, 2000 and the year ended July 31, 2000, the Fund paid legal fees of $1,374 and $3,273, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the three-month period ended October 31, 2000 and the year ended July 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,171 and $3,615, respectively, and reductions in custodian fees of $16,219 and $23,696, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $19,390 and $27,311, respectively, for the three-month period ended October 31, 2000 and the year ended July 31, 2000, respectively.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.
  During the three-month period ended October 31, 2000 and the year ended July 31, 2000, the average outstanding daily balance of bank loans for the Fund was $5,869,565 and $7,131,148, respectively, with a weighted average interest rate of 7.42% and 6.98%, respectively.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the three-month period ended October 31, 2000 was $296,984,789 and $334,736,675, respectively, and during the year ended July 31, 2000 was $1,215,360,162 and $610,462,548, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes was as follows:

                                    OCTOBER 31,      JULY 31,
                                        2000           2000
                                    ------------   ------------
Aggregate unrealized appreciation
  of:
  Investment securities             $95,637,751    $ 93,859,060
---------------------------------------------------------------
  Securities sold short               4,761,589      12,641,968
---------------------------------------------------------------
Aggregate unrealized
  (depreciation) of:
  Investment securities             (47,389,809)    (57,823,117)
---------------------------------------------------------------
  Securities sold short             (14,012,362)    (10,071,186)
===============================================================
Net unrealized appreciation of
  investment securities             $38,997,169    $ 38,606,725
_______________________________________________________________
===============================================================
Cost of investments for tax purposes is $576,271,022 and
  $646,957,468 for the three months ended October 31, 2000 and the year ended July 31, 2000, respectively.
Proceeds from securities sold short for tax purposes is
  $133,413,758 and $133,456,563 for the three months ended
  October 31, 2000 and the year ended July 31, 2000,
  respectively.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the period ended October 31, 2000 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   ----------
Beginning of year                                                 155     $   82,690
------------------------------------------------------------------------------------
Written                                                         9,577      9,028,703
------------------------------------------------------------------------------------
Closed                                                         (8,850)    (7,057,650)
------------------------------------------------------------------------------------
Exercised                                                        (155)       (82,690)
------------------------------------------------------------------------------------
Expired                                                          (150)      (213,143)
====================================================================================
End of year                                                       577     $1,757,910
____________________________________________________________________________________
====================================================================================

Open call options written at October 31, 2000 were as follows:

                                                                              NUMBER                  OCTOBER 31,
                                                         CONTRACT   STRIKE      OF        PREMIUMS        2000        UNREALIZED
ISSUE                                                     MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   APPRECIATION
-----                                                    --------   ------   ---------   ----------   ------------   ------------
NDX Nasdaq 100 Index                                      Mar-01     $450       167      $1,185,159    $1,098,025      $ 87,134
---------------------------------------------------------------------------------------------------------------------------------
NDX Nasdaq 100 Index                                      Dec-00      440       410         572,751       420,250       152,501
=================================================================================================================================
                                                                                577      $1,757,910    $1,518,275       239,635
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options contracts written during the period ended October 31, 2000 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of year                                                 200     $ 1,613,846
-------------------------------------------------------------------------------------
Purchased                                                       3,782       3,418,682
-------------------------------------------------------------------------------------
Closed                                                         (1,688)     (2,193,542)
=====================================================================================
End of year                                                     2,294     $ 2,838,986
_____________________________________________________________________________________
=====================================================================================

Open put option contracts written at October 31, 2000 were as follows:

                                                                                                     OCTOBER 31,
                                                                                                        2000         UNREALIZED
                                                        CONTRACT   STRIKE   NUMBER OF    PREMIUMS      MARKET       APPRECIATION
ISSUE                                                    MONTH     PRICE    CONTRACTS    RECEIVED       VALUE      (DEPRECIATION)
-----                                                   --------   ------   ---------   ----------   -----------   --------------
Russell 2000 Index                                       Dec-00     $450      2,000     $1,018,966   $1,475,000     $  (456,034)
---------------------------------------------------------------------------------------------------------------------------------
NDX Nasdaq 100 Index                                     Dec-00      290        294      1,820,020    2,785,650        (965,630)
---------------------------------------------------------------------------------------------------------------------------------
                                                                              2,294     $2,838,986    4,260,650      (1,421,664)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the three-month period ended October 31, 2000 and the years ended July 31, 2000 and the period December 30, 1998 (date operations commenced) through July 31, 1999 were as follows:

                                                  OCTOBER 31, 2000               JULY 31, 2000               JULY 31, 1999
                                             --------------------------    --------------------------    ---------------------
                                               SHARES         AMOUNT         SHARES         AMOUNT       SHARES       AMOUNT
                                             ----------    ------------    ----------    ------------    -------    ----------
Sold:
  Class A                                       417,143    $  9,934,754    15,903,016    $376,526,177    331,198    $3,867,041
------------------------------------------------------------------------------------------------------------------------------
  Class B*                                      211,940       5,023,336    11,676,896     275,160,286         --            --
------------------------------------------------------------------------------------------------------------------------------
  Class C*                                      103,476       2,494,786     4,564,213     109,937,385         --            --
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                            --              --        39,350         706,157         --            --
------------------------------------------------------------------------------------------------------------------------------
  Class B*                                           --              --         1,107          21,560         --            --
------------------------------------------------------------------------------------------------------------------------------
  Class C*                                           --              --           511           9,927         --            --
==============================================================================================================================
Reacquired:
  Class A                                    (1,297,544)    (31,121,714)   (2,011,095)    (47,498,068)   (27,717)     (337,513)
------------------------------------------------------------------------------------------------------------------------------
  Class B*                                   (1,300,931)    (31,867,344)     (812,481)    (19,510,209)        --            --
------------------------------------------------------------------------------------------------------------------------------
  Class C*                                     (171,489)     (4,091,671)     (291,117)     (6,992,685)        --            --
==============================================================================================================================
                                             (2,037,405)   $(49,627,853)   29,070,400    $688,360,530    303,481    $3,529,528
______________________________________________________________________________________________________________________________
==============================================================================================================================

* Class B and Class C shares commenced sales on November 12, 1999

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                                                    DECEMBER 30, 1998
                                                                THREE MONTHS                        (DATE OPERATIONS
                                                                   ENDED            YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31, 2000   JULY 31, 2000(a)     JULY 31, 1999
                                                              ----------------   ----------------   -----------------
Net asset value, beginning of period                              $  23.62           $  15.78            $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.01)             (0.18)            (0.04)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (0.44)              9.92              5.82
=====================================================================================================================
    Total from investment operations                                 (0.45)              9.74              5.78
=====================================================================================================================
Less distributions:
  Dividends from net investment income                                  --              (0.02)               --
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --              (1.88)               --
=====================================================================================================================
    Total distributions                                                 --              (1.90)               --
=====================================================================================================================
Net asset value, end of period                                    $  23.17           $  23.62            $15.78
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                      (1.91)%            65.58%            57.80%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $309,391           $336,203            $4,790
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                    2.06%(c)           2.33%             2.28%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 2.16%(c)           2.40%             7.55%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                    1.93%(c)           2.08%             2.19%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 2.03%(c)           2.15%             7.46%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of net investment income (loss) to average net assets          (0.08)(c)          (0.80)%           (0.79)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                       0.13(c)            0.25%             0.09%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                                 49%               196%              135%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $324,622,135 for October 31, 2000.
(d)  Annualized.

                                                                    CLASS B                                CLASS C
                                                      ------------------------------------   ------------------------------------
                                                                         NOVEMBER 12, 1999                      NOVEMBER 12, 1999
                                                        THREE MONTHS        (DATE SALES        THREE MONTHS        (DATE SALES
                                                           ENDED           COMMENCED) TO          ENDED           COMMENCED) TO
                                                      OCTOBER 31, 2000   JULY 31, 2000(a)    OCTOBER 31, 2000   JULY 31, 2000(a)
                                                      ----------------   -----------------   ----------------   -----------------
Net asset value, beginning of period                      $  23.51           $  17.83            $ 23.51            $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.05)             (0.28)             (0.05)              (0.28)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                          (0.44)              5.97              (0.44)               5.97
=================================================================================================================================
    Total from investment operations                         (0.49)              5.69              (0.49)               5.69
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          --              (0.01)                --               (0.01)
=================================================================================================================================
Net asset value, end of period                            $  23.02           $  23.51            $ 23.02            $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              (2.08)%            31.95%             (2.08)%             31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $225,060           $255,439            $96,817            $100,452
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales
  expense)                                                    2.81%(c)           3.08%(d)           2.81%(c)            3.08%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales
  expense)                                                    2.68%(c)           2.83%(d)           2.68%(c)            2.83%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.83)(c)          (1.55)%(d)         (0.83)(c)           (1.55)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of interest expense and dividends on short
  sales expense to average net assets                         0.13(c)            0.25%(d)           0.13(c)             0.25%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         49%               196%                49%                196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $241,224,478 and $100,584,238 for Class B and Class C, respectively for October 31, 2000.
(d)  Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Trustees and Shareholders of AIM Mid Cap Opportunities Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Opportunities Fund (a series of AIM Special Opportunities Funds) including the schedule of investments, as of October 31, 2000, and the related statement of operations for the three months ended October 31, 2000 and the year ended July 31, 2000 and the statement of changes in net assets and financial highlights for the three months ended October 31, 2000, the year ended July 31, 2000 and the period December 30, 1998 (date operations commenced) through July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Opportunities Fund as of October 31, 2000, the results of its operations for the three months then ended, the changes in its net assets and financial highlights for the period then ended and for the year end July 31, 2000 and the period December 30, 1998 (date operations commenced) through July 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.
  Listed below are the members of the board of trustees of your mutual fund and their respective titles.


BOARD OF TRUSTEES                            OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                             Robert H. Graham                       11 Greenway Plaza
Chairman, President and                      Chairman and President                 Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                  Carol F. Relihan
                                             Senior Vice President and Secretary    INVESTMENT ADVISOR
Bruce L. Crockett
Director                                     Gary T. Crum                           A I M Advisors, Inc.
ACE Limited;                                 Senior Vice President                  11 Greenway Plaza
Formerly Director, President, and                                                   Suite 100
Chief Executive Officer                      Edgar M. Larsen                        Houston, TX 77046
COMSAT Corporation                           Senior Vice President
                                                                                    TRANSFER AGENT
Owen Daly II                                 Dana R. Sutton
Formerly Director                            Vice President and Treasurer           A I M Fund Services, Inc.
Cortland Trust Inc.                                                                 P.O. Box 4739
                                             Melville B. Cox                        Houston, TX 77210-4739
Albert R. Dowden                             Vice President
Chairman of the Board of Directors,                                                 CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and  Mary J. Benson
Director, Magellan Insurance Company,        Assistant Vice President and           State Street Bank and Trust Company
Formerly Director, President and             Assistant Treasurer                    225 Franklin Street
Chief Executive Officer,                                                            Boston, MA 02110
Volvo Group North America, Inc.; and         Sheri Morris
Senior Vice President, AB Volvo              Assistant Vice President and           COUNSEL TO THE FUND
                                             Assistant Treasurer
Edward K. Dunn Jr.                                                                  Ballard Spahr
Chairman, Mercantile Mortgage Corp.;         Jim A. Coppedge                        Andrews & Ingersoll, LLP
Formerly Vice Chairman, President and        Assistant Secretary                    1735 Market Street
Chief Operating Officer,                                                            Philadelphia, PA 19103
Mercantile-Safe Deposit & Trust Co.; and     Renee A. Friedli
President, Mercantile Bankshares             Assistant Secretary                    COUNSEL TO THE TRUSTEES

Jack Fields                                  P. Michelle Grace                      Kramer Levin Naftalis & Frankel LLP
Chief Executive Officer                      Assistant Secretary                    919 Third Avenue
Twenty First Century Inc.;                                                          New York, NY 10022
Formerly Member                              Nancy L. Martin
of the U.S. House of Representatives         Assistant Secretary                    DISTRIBUTOR

Carl Frischling                              Ofelia M. Mayo                         A I M Distributors, Inc.
Partner                                      Assistant Secretary                    11 Greenway Plaza
Kramer, Levin, Naftalis & Frankel LLP                                               Suite 100
                                             Lisa A. Moss                           Houston, TX 77046
Prema Mathai-Davis                           Assistant Secretary
Formerly, Chief Executive Officer,                                                  AUDITORS
YWCA of the U.S.A.                           Kathleen J. Pflueger
                                             Assistant Secretary                    KPMG LLP
Lewis F. Pennock                                                                    700 Louisiana
Partner                                                                             Houston, TX 77002
Pennock & Cooper

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
       MORE AGGRESSIVE                          MORE AGGRESSIVE                       1976 and managed approximately $183 billion
                                                                                      in assets for more than eight million
AIM Small Cap Opportunities(1)          AIM Latin American Growth                     shareholders, including individual investors,
AIM Mid Cap Opportunities(2)            AIM Developing Markets                        corporate clients and financial institutions,
AIM Large Cap Opportunities(3)          AIM European Small Company                    as of September 30, 2000.
AIM Emerging Growth                     AIM Asian Growth                                   The AIM Family of Funds--Registered
AIM Small Cap Growth(4)                 AIM Japan Growth                              Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM International Emerging Growth             AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                      AIM European Development                      complex in the United States in assets under
AIM Small Cap Equity                    AIM Euroland Growth                           management, according to Strategic Insight,
AIM Capital Development                 AIM Global Aggressive Growth                  an independent mutual fund monitor.
AIM Constellation                       AIM International Equity                           AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends             AIM Advisor International Value               of the world's largest independent financial
AIM Select Growth                       AIM Global Trends                             services companies with $414 billion in
AIM Large Cap Growth                    AIM Global Growth                             assets under management as of September 30,
AIM Weingarten                                                                        2000.
AIM Mid Cap Equity                             MORE CONSERVATIVE
AIM Value II
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                   MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Advisor Flex                        AIM Global Resources
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                               MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                    MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                MCO-AR-1